UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2025

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.
On October 24, 2025, Tamboran Resources Corporation (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain investors, including Bryan Sheffield, our largest shareholder, and Scott Sheffield, our director, and certain of our officers and other directors (the “Investors”), pursuant to which we expect to sell to the Investors up to $29 million of shares of our common stock, par value
$0.001 (“Common Stock”) at a price per share of $21.00, on the terms and subject to the conditions set forth therein
(the “Offering”). The closing of the Offering is subject to approval by the Company’s shareholders and the satisfaction of other customary closing conditions.
Pursuant to the Subscription Agreements, the Company has agreed to use commercially reasonable efforts to file with Securities and Exchange Commission (the “SEC”), within 30 calendar days of the closing of the Offering, a registration statement registering the resale of the shares of Common Stock (the “Registrable Securities”). The
Company shall use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after filing, but no later than the 60th calendar day (or 90th calendar day if the SEC notifies the
Company that it will review the registration statement) following the closing of the Offering. The Company is also obligated to maintain the effectiveness of the registration statement for a period ending on the earlier of (A) the date the Investor ceases to hold any Registrable Securities, (B) the date all Registrable Securities held by the Investor may be sold without restriction under Rule 144, or (C) three years from the effective date of the registration statement.
The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the Subscription Agreements filed as Exhibit 10.1, 10.2 and 10.3 to this
Current Report on Form 8-K that are incorporated herein by reference.
Item 8.01Other Events.
On October 22, 2025, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”)
with RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters
(the “Underwriters”), relating to the previously announced underwritten offering of 2,324,445 shares of Common
Stock of the Company (the “Underwritten Offering”). Under the terms of the Underwriting Agreement, the
Company granted the Underwriters a 30-day option to purchase up to 348,666 additional shares of Common Stock.
The Underwriters exercised their option to purchase additional shares of Common Stock in full on October 23, 2025.
The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities, and to contribute to any payment that the Underwriters may be required to make because of any of those liabilities.
The Underwritten Offering was made pursuant to a shelf registration statement on Form S-3 (File No.
333-288382) (as amended, the “Registration Statement”) that was originally filed on June 27, 2025 with the SEC and became effective on July 29, 2025, including the prospectus forming a part of the Registration Statement, a preliminary prospectus supplement, which was filed with the SEC on October 22, 2025, and a final prospectus supplement, which was filed with the SEC on October 24, 2025, pursuant to Rule 424(b) under the Securities Act.
The Underwritten Offering closed on October 24, 2025. The Company intends to use the approximately $52.5 million of net proceeds (after deducting discounts and commissions payable to the underwriters and estimated offering expenses payable by the Company) from the Underwritten Offering to fund Tamboran’s development plan, working capital, and other general corporate purposes.
The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
A copy of the legal opinion of Latham & Watkins LLP relating to the validity of the issuance and sale of the
Common Stock in the Underwritten Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 7.01Regulation FD Disclosure.
On October 22, 2025, the Company issued press releases announcing the launch and pricing of the
Underwritten Offering. The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.
On October 24, 2025, the Company issued a press release announcing the closing of the Underwritten
Offering. The press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.
The foregoing (including Exhibits 99.1, 99.2 and 99.3) are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”), or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished with this report:

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of October 22, 2025, by and among the Company and RBC
Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.
10.1	Form of Subscription Agreement (B. Sheffield).
10.2	Form of Subscription Agreement (D&O).
10.3	Form of Subscription Agreement.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).
99.1	Press release dated October 22, 2025 (Launch).
99.2	Press release dated October 22, 2025 (Pricing).
99.3	Press release dated October 24, 2025 (Closing).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: October 24, 2025	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer